"EFFECTIVE JUNE 7, 2005
THE COMPANY'S NAME HAS
CHANGED FROM CAPE RANGE
LIMITED TO CAPE RANGE
WIRELESS LTD"

Exhibit A to Deposit
Agreement

No.

[Sponsored-Exempt]
(Each
American Depositary
Share represents Thirty
deposited Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR FULLY PAID ORDINARY
SHARES OF THE
PAR VALUE OF A$0.20 EACH
OF
CAPE RANGE LIMITED
(INCORPORATED UNDER THE
LAWS OF NEW SOUTH WALES,
COMMONWEALTH OF
AUSTRALIA)

	The Bank of New York
as depositary
(hereinafter called the
"Depositary"), hereby
certifies that


                     , or
registered assigns IS THE
OWNER OF


AMERICAN DEPOSITARY
SHARES
representing deposited
fully paid Ordinary
Shares (herein called
"Shares") of Cape Range
Limited, incorporated
under the laws of Western
Australia  (herein called
the "Company").  At the
date hereof, each
American Depositary Share
represents thirty Shares
which are either
deposited or subject to
deposit under the deposit
agreement at the
principal Melbourne,
Victoria, Australia
office of Australia and
New Zealand Banking
Group, the principal
Melbourne, Victoria,
Australia office of
National Australia Bank
Limited and the principal
Sydney, New South Wales
office of Westpac Banking
Corporation (herein
collectively called the
"Custodian").  The
Depositary's Corporate
Trust Office is located
at a different address
than its principal
executive office.  Its
Corporate Trust Office is
located at 101 Barclay
Street, New York, N.Y.
10286, and its principal
executive office is
located at 48 Wall
Street, New York, N.Y.
10286.
THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286



1.	THE DEPOSIT
AGREEMENT.
	This American
Depositary Receipt is one
of an issue (herein
called "Receipts"), all
issued and to be issued
upon the terms and
conditions set forth in
the deposit agreement,
dated as of _________,
1993 (herein called the
"Deposit Agreement"), by
and among the Company,
the Depositary, and all
Owners and holders from
time to time of Receipts
issued thereunder, each
of whom by accepting a
Receipt agrees to become
a party thereto and
become bound by all the
terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and
holders of the Receipts
and the rights and duties
of the Depositary in
respect of the Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of
such Shares and held
thereunder (such Shares,
securities, property, and
cash are herein called
"Deposited Securities").
 Copies of the Deposit
Agreement are on file at
the Depositary's
Corporate Trust Office in
New York City and at the
office of the Custodian.

	The statements made
on the face and reverse
of this Receipt are
summaries of certain
provisions of the Deposit
Agreement and are
qualified by and subject
to the detailed
provisions of the Deposit
Agreement, to which
reference is hereby made.
 Capitalized terms not
defined herein shall have
the meanings set forth in
the Deposit Agreement.

2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.
	Upon surrender at
the Corporate Trust
Office of the Depositary
of this Receipt, and upon
payment of the fee of the
Depositary provided in
this Receipt, and subject
to the terms and condi-
tions of the Deposit
Agreement, the Owner
hereof is entitled to
delivery, to him or upon
his order, of the
Deposited Securities at
the time represented by
the American  Depositary
Shares for which this
Receipt is issued.
Delivery of such
Deposited Securities may
be made by the delivery
of (a) certificates in
the name of the Owner
hereof or as ordered by
him or by the delivery of
certificates properly
endorsed or accompanied
by proper instruments of
transfer and (b) any
other securities,
property and cash to
which such Owner is then
entitled in respect of
this Receipt.  Such
delivery will be made at
the option of the Owner
hereof, either at the of-
fice of the Custodian or
at the Corporate Trust
Office of the Depositary,
provided that the
forwarding of
certificates for Shares
or other Deposited
Securities for such
delivery at the Corporate
Trust Office of the
Depositary shall be at
the risk and expense of
the Owner hereof.

3.	TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS
	The transfer of this
Receipt is registrable on
the books of the
Depositary at its
Corporate Trust Office by
the Owner hereof in
person or by a duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for
transfer or accompanied
by proper instruments of
transfer and funds suf-
ficient to pay any
applicable transfer taxes
and the fees and expenses
of the Depositary and
upon compliance with such
regulations, if any, as
the Depositary may
establish for such
purpose.  This Receipt
may be split into other
such Receipts, or may be
combined with other such
Receipts into one
Receipt, representing the
same aggregate number of
American Depositary
Shares as the Receipt or
Receipts surrendered.  As
a condition precedent to
the execution and
delivery, registration of
transfer, split-up,
combination, or surrender
of any Receipt or
withdrawal of any
Deposited Securities, the
Depositary, the
Custodian, or Registrar
may require payment from
the presentor of the
Receipt of a sum
sufficient to reimburse
it for any tax or other
governmental charge and
any stock transfer or
registration fee with
respect thereto
(including any such tax
or charge and fee with
respect to Shares being
deposited or  withdrawn)
and payment of any
applicable fees as
provided in this Receipt,
may require the
production of proof
satisfactory to it as to
the identity and
genuineness of any
signature and may also
require compliance with
any regulations  the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement or this
Receipt, including,
without limitation,
paragraph (22) of this
Receipt.

	The delivery of
Receipts against deposits
of Shares generally or
against deposits of
particular Shares may be
suspended, or the
transfer of Receipts in
particular instances may
be refused, or the
registration of transfer
of outstanding Receipts
generally may be
suspended, during any
period when the transfer
books of the Depositary
are closed, or if any
such action is deemed
necessary or advisable by
the Depositary or the
Company at any time or
from time to time because
of any requirement of law
or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this
Receipt, or for any other
reason, subject to
paragraph (22) hereof.
The surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to
(i) temporary delays
caused by closing the
transfer books of the
Depositary or the Company
or the deposit of Shares
in connection with voting
at a shareholders' meet-
ing, or the payment of
dividends, (ii) the
payment of fees, taxes
and similar charges, and
(iii) compliance with any
U.S. or foreign laws or
governmental regulations
relating to the Receipts
or to the withdrawal of
the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly
accept for deposit under
the Deposit Agreement any
Shares required to be
registered under the
provisions of the
Securities Act of 1933,
unless a registration
statement is in effect as
to such Shares.

 4.	LIABILITY OF OWNER
FOR TAXES.
	If any tax or other
governmental charge shall
become payable with
respect to any Receipt or
any Deposited Securities
represented hereby, such
tax or other governmental
charge shall be payable
by the Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of
this Receipt or any
withdrawal of Deposited
Securities represented by
American Depositary
Shares evidenced by such
Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or
may sell for the account
of the Owner hereof any
part or all of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by this
Receipt, and may apply
such dividends or other
distributions or the
proceeds of any such sale
in payment of such tax or
other governmental charge
and the Owner hereof
shall remain liable for
any deficiency.

5.	WARRANTIES OF
DEPOSITORS.
	Every person
depositing Shares
hereunder shall be deemed
thereby to represent and
warrant that such Shares
and each certificate
therefor are validly
issued, fully paid, non
assessable, and free of
any pre-emptive rights of
the holders of
outstanding Shares and
that the person making
such deposit is duly
authorized so to do.
Every such person shall
also be deemed to
represent that Shares
deposited by that person
are not restricted
securities.  Such
representations and
warranties shall survive
the deposit of Shares and
issuance of Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION
	Any person
presenting Shares for
deposit or any Owner of a
Receipt may be required
from time to time to file
with the Depositary or
the Custodian such proof
of citizenship or
residence, exchange
control approval,
evidence of the number of
Shares beneficially owned
or any other matters
necessary or  appropriate
to evidence compliance
with the Corporations Law
of Australia, the Banking
(Foreign Exchange)
Regulations or the
Australian Foreign
Acquisitions and Takeover
Act 1975 or such
information relating to
the registration on the
books of the Company or
the Foreign Registrar, if
applicable, to execute
such certificates and to
make such representations
and warranties, as the
Depositary may, and
shall, if requested by
the Company, deem
necessary or proper.  The
Depositary may withhold
the delivery or
registration of transfer
of any Receipt or the
distribution of any
dividend or sale or
distribution of rights or
of the proceeds thereof
or the delivery of any
Deposited Securities
until such proof or other
information is filed or
such certificates are
executed or such
representations and
warranties made.  The
Depositary shall provide
the Company, upon the
Company's reasonable
request and expense, in a
timely manner, with
copies of any information
or other material which
it receives pursuant to
this Paragraph.  No Share
shall be accepted for
deposit unless
accompanied by evidence
satisfactory to the
Depositary that any
necessary approval has
been granted by any
governmental body in the
Commonwealth of Australia
which is then performing
the function of the
regulation of currency
exchange.

7.	CHARGES OF
DEPOSITARY.
	The Company agrees
to pay the fees,
reasonable expenses and
out-of-pocket charges of
the Depositary and those
of any Registrar only in
accordance with
agreements in writing
entered into between the
Depositary and the
Company from time to
time.  The Depositary
shall present its
statement for such
charges and expenses to
the Company once every
three months.  The
charges and expenses of
the Custodian are for the
sole account of the
Depositary.

	The following
charges shall be incurred
by any party depositing
or withdrawing Shares or
by any party surrendering
 Receipts or to whom
Receipts are issued
(including, without
limitation, issuance
pursuant to a stock
dividend or stock split
declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3
of the Deposit
Agreement), whichever
applicable: (1) taxes and
other governmental
charges, (2) such
registration fees as may
from time to time be in
effect for the registra-
tion of transfers of
Shares generally on the
share register of the
Company or Foreign
Registrar and applicable
to transfers of Shares to
the name of the
Depositary or its nominee
or the Custodian or its
nominee on the making of
deposits or withdrawals
hereunder, (3) such
cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such
expenses as are incurred
by the Depositary in the
conversion of foreign
currency pursuant to
Section 4.5 of the
Deposit Agreement, (5) a
fee not in excess of
$10.00 or less per 100
American Depositary
Shares (or portion
thereof) for the
execution and delivery of
Receipts pursuant to
Section 2.3 of the
Deposit Agreement, the
execution and delivery of
Receipts pursuant to
Section 4.3 of the
Deposit Agreement and the
surrender of Receipts
pursuant to Section 2.5
of the Deposit Agreement,
(6) a fee not in excess
of $.02 or less per
American Depositary Share
(or portion thereof) for
any cash distribution
made pursuant to the
Deposit Agreement
including, but not
limited to Sections 4.1
through 4.4 thereof and,
(7) a fee not in excess
of $1.50 or less per
certificate for a Receipt
or Receipts for transfers
made pursuant to Section
2.4 of the Deposit
Agreement.

	The Depositary,
subject to Paragraph (8)
hereof, may own and deal
in any class of securi-
ties of the Company and
its affiliates and in
Receipts.

 8.  LOANS AND
PRE-RELEASE OF SHARES AND
RECEIPTS.
	Notwithstanding
Section 2.3 of the
Deposit Agreement, the
Depositary may execute
and deliver Receipts
prior to the receipt of
Shares pursuant to
Section 2.2 of the
Deposit Agreement ("Pre-
Release").  The
Depositary may, pursuant
to Section 2.5 of the
Deposit Agreement,
deliver Shares upon the
receipt and cancellation
of Receipts which have
been Pre-Released,
whether or not such
cancellation is prior to
the termination of such
Pre-Release or the
Depositary knows that
such Receipt has been
Pre-Released.  Each Pre-
Release will be (a)
preceded or accompanied
by a written
representation from the
person to whom Receipts
are to be delivered that
such person, or its
customer, owns the Shares
or Receipts to be
remitted, as the case may
be, (b) at all times
fully collateralized with
cash or such other
collateral as the
Depositary deems
appropriate, (c)
terminable by the
Depositary on not more
than five (5) business
days notice, and (d)
subject to such further
indemnities and credit
regulations as the
Depositary deems
appropriate.  The number
of American Depositary
Shares which are
outstanding at any time
as a result of Pre-
Releases will not
normally exceed thirty
percent (30%) of the
Shares deposited
hereunder; provided,
however, that the
Depositary reserves the
right to change or
disregard such limit from
time to time as it deems
appropriate.

		The Depositary
may retain for its own
account any compensation
received by it in
connection with the
foregoing.

9.  TITLE TO RECEIPTS.
	It is a condition of
this Receipt and every
successive holder and
Owner of this Receipt by
accepting or holding the
same consents and agrees,
that title to this
Receipt when properly
endorsed or accompanied
by proper instruments of
transfer, is transferable
by delivery with the same
effect as in the case of
a negotiable instrument,
provided, however,  that
the Depositary,
notwithstanding any
notice to the contrary,
may treat the person in
whose name this Receipt
is registered on the
books of the Depositary
as the absolute owner
hereof for the purpose of
determining the person
entitled to distribution
of dividends or other
distributions or to any
notice provided for in
the Deposit Agreement or
for all other purposes.

10.  VALIDITY OF RECEIPT.

	This Receipt shall
not be entitled to any
benefits under the
Deposit Agreement or be
valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by the
Depositary by the manual
or facsimile signature of
a duly authorized signa-
tory of the Depositary
and, if a Registrar for
the Receipts shall have
been appointed,
countersigned by the
manual or facsimile
signature of a duly
authorized officer of the
Registrar.

11.  REPORTS; INSPECTION
OF TRANSFER BOOKS.

	The Company cur-
rently furnishes the
Securities and Exchange
Commission (hereinafter
called the "Commission")
with certain public
reports and documents
required by foreign law
or otherwise under Rule
12g3-2(b) under the
Securities Exchange Act
of 1934.  Such reports
and communications will
be available for inspec-
tion and copying by
holders and Owners at the
public reference
facilities maintained by
the Commission located at
450 Fifth Street, N.W.,
Washington, D.C. 20549.

	The Depositary will
make available for
inspection by Owners of
Receipts at its Corporate
Trust Office any reports
and communications,
including any proxy
soliciting material,
received from the Company
which are both (a)
received by the
Depositary as the holder
of the Deposited
Securities and (b) made
generally available to
the holders of such
Deposited  Securities by
the Company.  The
Depositary will also send
to Owners of Receipts
copies of such reports
when furnished by the
Company pursuant to the
Deposit Agreement.

	The Depositary will
keep books for the
registration of Receipts
and transfers of Receipts
which at all reasonable
times shall be open for
inspection by the Owners
of Receipts provided that
such inspection shall not
be for the purpose of
communicating with Owners
of Receipts in the
interest of a business or
object other than the
business of the Company
or a matter related to
the Deposit Agreement or
the Receipts.

12.  DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the
Depositary receives any
cash dividend or other
cash distribution on any
Deposited Securities, the
Depositary will, if at
the time of receipt
thereof any amounts
received in a foreign
currency can in the
judgment of the
Depositary be converted
on a reasonable basis
into United States
dollars transferable to
the United States, and
subject to the Deposit
Agreement, convert such
dividend or distribution
into dollars and will
distribute the amount
thus received (net of the
fees of the Depositary as
provided in Section 5.9
of the Deposit Agreement)
to the Owners of Receipts
entitled thereto,
provided, however, that
in the event that the
Company or the Depositary
is required to withhold
and does withhold from
any cash dividend or
other cash distribution
in respect of any
Deposited Securities an
amount on account of
taxes, the amount
distributed to the Owners
of the Receipts
evidencing American
Depositary Shares
representing such
Deposited Securities
shall be reduced ac-
cordingly.

	Subject to the
provisions of Section
4.11 and 5.9 of the
Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Sections
4.1, 4.3 or 4.4 of the
Deposit Agreement, the
Depositary will  cause
the securities or
property received by it
to be distributed to the
Owners of Receipts
entitled thereto, in any
manner that the
Depositary may deem
equitable and practicable
for accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot
be made proportionately
among the Owners of
Receipts entitled
thereto, or if for any
other reason the
Depositary deems such
distribution not to be
feasible, the Depositary
may adopt such method as
it may deem equitable and
practicable for the
purpose of effecting such
distribution, including,
but not limited to, the
public or private sale of
the securities or
property thus received,
or any part thereof, and
the net proceeds of any
such sale (net of the
fees of the Depositary as
provided in Section 5.9
of the Deposit Agreement)
shall be distributed by
the Depositary to the
Owners of Receipts
entitled thereto as in
the case of a
distribution received in
cash.

	If any distribution
consists of a dividend
in, or free distribution
of, Shares, the
Depositary may and shall
if the Company shall so
request, distribute to
the Owners of outstanding
Receipts entitled
thereto, additional
Receipts evidencing an
aggregate number of
American Depositary
Shares representing the
amount of Shares received
as such dividend or free
distribution subject to
the terms and conditions
of the Deposit Agreement
with respect to the
deposit of Shares and the
issuance of American
Depositary Shares
evidenced by Receipts,
including the withholding
of any tax or other
governmental charge as
provided in Section 4.11
of the Deposit Agreement
and the payment of the
fees of the Depositary as
provided in Section 5.9
of the Deposit Agreement.
 In lieu of delivering
Receipts for fractional
American Depositary
Shares in any such case,
the Depositary will sell
the amount of Shares
represented by the
aggregate of such
fractions and distribute
the net proceeds, all in
the manner and subject to
 the conditions set forth
in the Deposit Agreement.
 If additional Receipts
are not so distributed,
each American Depositary
Share shall thenceforth
also represent the ad-
ditional Shares
distributed upon the
Deposited Securities
represented thereby.

	In the event that
the Depositary determines
that any distribution in
property (including
Shares and rights to
subscribe therefor) is
subject to any tax or
other governmental charge
which the Depositary is
obligated to withhold,
the Depositary may by
public or private sale
dispose of all or a
portion of such property
(including Shares and
rights to subscribe
therefor) in such amounts
and in such manner as the
Depositary deems
necessary and practicable
to pay any such taxes or
charges, and the
Depositary shall
distribute the net
proceeds of any such sale
after deduction of such
taxes or charges to the
Owners of Receipts
entitled thereto.

13.  CONVERSI0N OF
FOREIGN CURRENCY.
	Whenever the
Depositary shall receive
foreign currency, by way
of dividends or other
distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the
time of the receipt
thereof the foreign
currency so received can
in the judgment of the
Depositary be converted
on a reasonable basis
into Dollars and the
resulting Dollars
transferred to the United
States, the Depositary
shall convert or cause to
be converted, by sale or
in any other manner that
it may determine, such
foreign currency into
Dollars, and such Dollars
shall be distributed to
the Owners entitled
thereto or, if the
Depositary shall have
distributed any warrants
or other instruments
which entitle the holders
thereof to such Dollars,
then to the holders of
such warrants and/or
instruments upon
surrender thereof for
cancellation.  Such
distribution may be made
upon an averaged or other
practicable basis without
regard to any
distinctions among Owners
on account of  exchange
restrictions, the date of
delivery of any Receipt
or otherwise and shall be
net of any expenses of
conversion into Dollars
incurred by the
Depositary as provided in
Section 5.9 of the
Deposit Agreement.

	If such conversion
or distribution can be
effected only with the
approval or license of
any government or agency
thereof, the Depositary
shall file such
application for approval
or license, if any, as it
may deem desirable,
provided, however, that
the Company shall not be
required to make any such
filings.

	If at any time the
Depositary shall
determine that in its
reasonable judgment any
foreign currency received
by the Depositary is not
convertible on a
reasonable basis into
Dollars transferable to
the United States, or if
any approval or license
of any government or
agency thereof which is
required for such
conversion is denied or
in the reasonable opinion
of the Depositary is not
obtainable, or if any
such approval or license
is not obtained within a
reasonable period as
determined by the
Depositary, the
Depositary may distribute
the foreign currency (or
an appropriate document
evidencing the right to
receive such foreign
currency) received by the
Depositary to, or in its
discretion may hold such
foreign currency
uninvested and without
liability for interest
thereon for the respec-
tive accounts of, the
Owners entitled to
receive the same.

	If any such
conversion of foreign
currency, in whole or in
part, cannot be effected
for distribution to some
of the Owners entitled
thereto, the Depositary
may in its discretion
make such conversion and
distribution in Dollars
to the extent permissible
to the Owners entitled
thereto and may
distribute the balance of
the foreign currency
received by the
Depositary to, or hold
such balance uninvested
and without liability for
 interest thereon for the
respective accounts of,
the Owners entitled
thereto.

14.  RIGHTS.
	In the event that
the Company shall offer
or cause to be offered to
the holders of any
Deposited Securities any
rights to subscribe for
additional Shares or any
rights of any other
nature, the Depositary
shall have discretion as
to the procedure to be
followed in making such
rights available to any
Owners or in disposing of
such rights on behalf of
any Owners and making the
net proceeds available in
Dollars to such Owners
or, if by the terms of
such rights offering or,
for any other reason, the
Depositary may not either
make such rights
available to any Owners
or dispose of such rights
and make the net proceeds
available to such Owners,
then the Depositary shall
allow the rights to
lapse; provided, however,
if at the time of the
offering of any rights
the Depositary determines
in its discretion that it
is lawful and feasible to
make such rights
available to all Owners
or to certain Owners but
not to other Owners, the
Depositary may
distribute, to any Owner
to whom it determines the
distribution to be lawful
and feasible, in
proportion to the number
of American Depositary
Shares held by such
Owner, warrants or other
instruments therefor in
such form as it deems
appropriate.  If the
Depositary determines in
its discretion that it is
not lawful and feasible
to make such rights
available to certain
Owners, it may sell the
rights or warrants or
other instruments in
proportion to the number
of American Depositary
Shares held by the Owners
to whom it has determined
it may not lawfully or
feasibly make such rights
available, and allocate
the net proceeds of such
sales (net of the fees of
the Depositary as
provided in Section 5.9
of the Deposit Agreement)
for the account of such
Owners otherwise entitled
to such rights, warrants
or other instruments,
upon an averaged or other
practical basis without
regard to any
distinctions among such
Owners  because of
exchange restrictions or
the date of delivery of
any Receipt or otherwise.
 The Depositary shall not
be responsible for any
failure to determine that
it may be lawful or
feasible to make such
rights available to
Owners in general or any
Owner in particular.

	If an Owner of
Receipts requests the
distribution of warrants
or other instruments in
order to exercise the
rights allocable to the
American Depositary
Shares of such Owner
hereunder, the Depositary
will make such rights
available to such Owner
upon written notice from
the Company to the
Depositary that (a) the
Company has elected in
its sole discretion to
permit such rights to be
exercised and (b) such
Owner has executed such
documents as the Company
has determined in its
sole discretion are
reasonably required under
applicable law.  Upon
instruction pursuant to
such warrants or other
instruments to the
Depositary from such
Owner to exercise such
rights, upon payment by
such Owner to the
Depositary for the
account of such Owner of
an amount equal to the
purchase price of the
Shares to be received
upon the  exercise of the
rights, and upon payment
of the fees of the
Depositary as set forth
in such warrants or other
instruments, the
Depositary shall, on
behalf of such Owner,
exercise the rights and
purchase the Shares, and
the Company shall cause
the Shares so purchased
to be delivered to the
Depositary on behalf of
such Owner.  As agent for
such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to
Section 2.2 of the
Deposit Agreement, and
shall, pursuant to
Section 2.3 of the
Deposit Agreement,
execute and deliver to
such Owner Restricted
Receipts.

	If registration
under the Securities Act
of 1933 of the securities
to which any rights
relate is required in
order for the Company to
offer such rights to
Owners and sell the
securities upon the
exercise of such rights,
the Depositary  will not
offer such rights to the
Owners unless and until
such a registration
statement is in effect,
or unless the offering
and sale of such
securities to the Owners
of such Receipts are
exempt from registration
under the provisions of
such Act.  Nothing in
this Paragraph (14) or
elsewhere in this Receipt
shall create any
obligation on the part of
the Company to file a
registration statement.

15.  RECORD DATES.
	Whenever any cash
dividend or other cash
distribution shall become
payable or any
distribution other than
cash shall be made, or
whenever rights shall be
issued with respect to
the Deposited Securities,
or whenever for any
reason the Depositary
causes a change in the
number of Shares that are
represented by each
American Depositary
Share, or whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or
other Deposited
Securities, the
Depositary shall fix a
record date which shall,
insofar as is reasonably
practicable, be the same
date as the record date
established by the
Company in respect of the
Shares (a) for the
determination of the
Owners of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights or
the net proceeds of the
sale thereof or (ii)
entitled to give
instructions for the
exercise of voting rights
at any such meeting, or
(b) on or after which
each American Depositary
Share will represent the
changed number of Shares,
subject to the provisions
of the Deposit Agreement.

16.  VOTING OF DEPOSITED
SECURITIES.
	Upon receipt of
notice of any meeting of
holders of Shares or
other Deposited
Securities, if requested
in writing by the
Company, the Depositary
shall, as soon as
practicable thereafter,
mail to the Owners of
Receipts a notice, the
form of which notice
shall be in the sole
discretion of the
Depositary, which shall
contain (a) such
information as is
contained in such notice
of meeting, and (b) a
statement that the Owners
of Receipts as of the
close of business on a
specified record date
will be entitled, subject
to any applicable
provision of law and of
the Articles of
Association of the
Company, to instruct the
Depositary as to the
exercise of the voting
rights, if any,
pertaining to the amount
of Shares or other
Deposited Securities
represented by their
respective American
Depositary Shares.  Upon
the written request of an
Owner of a Receipt on
such record date,
received on or before the
date established by the
Depositary for such
purpose, the Depositary
shall endeavor in so far
as practicable to vote or
cause to be voted the
amount of Shares or other
Deposited Securities
represented by such
American Depositary
Shares evidenced by such
Receipt in accordance
with the instructions set
forth in such request.
The Depositary shall not
vote or attempt to
exercise the right to
vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions.  The
Company shall be under no
obligation to verify
instructions received
from Owners and voted
upon by the Depositary.

17.  CHANGES AFFECTING
DEPOSITED SECURITIES.
	In circumstances
where the provisions of
Section 4.3 of the
Deposit Agreement do not
apply, upon any change in
nominal value, change in
par value, split-up,
consolidation, or any
other reclassification of
Deposited Securities, or
upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the
Company or to which it is
a party, any securities
which shall be received
by the Depositary or a
Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be
treated as new Deposited
Securities under the
Deposit Agreement, and
American Depositary
Shares shall thenceforth
represent the new
Deposited Securities so
received in exchange or
conversion,  unless
additional Receipts are
delivered pursuant to the
following sentence.  In
any such case the
Depositary may, and shall
if the Company shall so
request, execute and
deliver additional
Receipts as in the case
of a dividend on the
Shares, or call for the
surrender of outstanding
Receipts to be exchanged
for new Receipts
specifically describing
such new Deposited
Securities.

18.  LIABILITY OF THE
COMPANY AND DEPOSITARY.
	Neither the
Depositary nor the
Company shall incur any
liability to any Owner or
holder of any Receipt, if
by reason of any provi-
sion of any present or
future law of the United
States or any other
country, or of any other
governmental or
regulatory authority, or
by reason of any
provision, present or
future, of the Articles
of Association of the
Company, or by reason of
any act of God or war or
other circumstances
beyond its control, the
Depositary or the Company
shall be prevented or
forbidden from or be
subject to any civil or
criminal penalty on
account of doing or
performing any act or
thing which by the terms
of the Deposit Agreement
it is provided shall be
done or performed; nor
shall the Depositary or
the Company incur any
liability to any Owner or
holder of a Receipt by
reason of any
non-performance or delay,
caused as aforesaid, in
the performance of any
act or thing which by the
terms of the Deposit
Agreement it is provided
shall or may be done or
performed, or by reason
of any exercise of, or
failure to exercise, any
discretion provided for
in the Deposit Agreement.
 Where, by the terms of a
distribution pursuant to
Sections 4.1, 4.2, or 4.3
of the Deposit Agreement,
or an offering or
distribution pursuant to
Section 4.4 of the
Deposit Agreement, such
distribution or offering
may not be made available
to Owners of Receipts,
and the Depositary may
not dispose of such
distribution or offering
on behalf of such Owners
and make the net proceeds
available to such Owners,
 then the Depositary
shall not make such
distribution or offering,
and shall allow any
rights, if applicable, to
lapse.  Neither the
Company nor the
Depositary assumes any
obligation or shall be
subject to any liability
under the Deposit Agree-
ment to Owners or holders
of Receipts, except that
they agree to perform
their obligations
specifically set forth in
the Deposit Agreement
without negligence or bad
faith.  The Depositary
shall not be subject to
any liability with
respect to the validity
or worth of the Deposited
Securities.  Neither the
Depositary nor the
Company shall be under
any obligation to appear
in, prosecute or defend
any action, suit, or
other proceeding in
respect of any Deposited
Securities or in respect
of the Receipts, which in
its opinion may involve
it in expense or
liability, unless
indemnity satisfactory to
it against all expense
and liability shall be
furnished as often as may
be required, and the
Custodian shall not be
under any obligation
whatsoever with respect
to such proceedings, the
responsibility of the
Custodian being solely to
the Depositary.  Neither
the Depositary nor the
Company shall be liable
for any action or
nonaction by it in
reliance upon the advice
of or information from
legal counsel,
accountants, any person
presenting Shares for
deposit, any Owner or
holder of a Receipt, or
any other person believed
by it in good faith to be
competent to give such
advice or information.
The Depositary shall not
be responsible for any
failure to carry out any
instructions to vote any
of the Deposited
Securities, or for the
manner in which any such
vote is cast or the
effect of any such vote,
provided that any such
action or nonaction is in
good faith and not
contrary to the terms of
the Deposit Agreement.
The Company agrees to
indemnify the Depositary,
its directors, employees,
agents and affiliates and
any Custodian against,
and hold each of them
harmless from, any
liability or expense
(including, but not
limited to, the fees and
expenses of counsel)
which may arise out of
acts performed or
omitted, in accordance
with the provisions of
the Deposit Agreement and
of the Receipts, as the
same may be  amended,
modified, or supplemented
from time to time, (i) by
either the Depositary or
a Custodian or their
respective directors,
employees, agents and
affiliates, except for
any liability or expense
arising out of the
negligence or bad faith
of either of them, or
(ii) by the Company or
any of its directors,
employees, agents and
affiliates.  No
disclaimer of liability
under the Securities Act
of 1933 is intended by
any provision of the
Deposit Agreement.

19.  RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.
	The Depositary may
at any time resign as
Depositary hereunder by
written notice of its
election so to do
delivered to the Company.
 The Depositary may at
any time be removed by
the Company by written
notice of such removal.
In case at any time the
Depositary shall resign
or be removed, it shall
continue to act as
Depositary for the
purpose of terminating
the Deposit Agreement
pursuant to Section 6.2
of the Deposit Agreement.
 Whenever the Depositary
in its discretion
determines that it is in
the best interest of the
Owners of Receipts to do
so, it may appoint a
substitute or additional
custodian or custodians.

20.  AMENDMENT.
	The form of the
Receipts and any provi-
sions of the Deposit
Agreement may at any time
and from time to time be
amended by agreement
between the Company and
the Depositary in any
respect which they may
deem necessary or
desirable.  Any amendment
which shall impose or
increase any fees or
charges (other than taxes
and other governmental
charges), or which shall
otherwise prejudice any
substantial existing
right of Owners of
Receipts, shall, however,
not become effective as
to outstanding Receipts
until the expiration of
thirty days after notice
of such amendment shall
have been given to the
Owners of outstanding
Receipts.  Every Owner of
a Receipt at the time
any amendment so becomes
effective shall be
deemed, by continuing to
hold such Receipt, to
consent and agree to such
amendment and to be bound
by the Deposit Agreement
as amended thereby.  In
no event shall any
amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive
therefor the Deposited
Securities represented
thereby except in order
to comply with mandatory
provisions of applicable
law.

21.  TERMINATION OF
DEPOSIT AGREEMENT.
	Upon the resignation
or removal of the
Depositary pursuant to
Section 5.4 of the
Deposit Agreement, or at
any time at the direction
of the Company, the
Depositary shall
terminate the Deposit
Agreement by mailing
notice of such
termination to the Owners
of all Receipts then
outstanding at least 30
days prior to the date
fixed in such notice for
such termination.  On and
after the date of
termination, the Owner of
a Receipt will, upon (a)
surrender of such Receipt
at the Corporate Trust
Office of the Depositary,
(b) payment of the fee of
the Depositary for the
surrender of Receipts
referred to in Section
2.5 of the Deposit
Agreement, and (c)
payment of any applicable
taxes or governmental
charges, will be entitled
to delivery, to him or
upon his order, of the
amount of Deposited
Securities represented by
the American Depositary
Shares evidenced by such
Receipt.  If any Receipts
shall remain outstanding
after the date of
termination, the
Depositary thereafter
shall discontinue the
registration of transfers
of Receipts, shall
suspend the distribution
of dividends to the
Owners thereof, and shall
not give any further
notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue to collect
dividends and other
distributions pertaining
to Deposited Securities,
shall sell rights as
provided in the Deposit
Agreement, and shall
continue to deliver
Deposited Securities,
together with any
dividends or other
distributions received
with respect thereto  and
the net proceeds of the
sale of any rights or
other property, in
exchange for Receipts
surrendered to the
Depositary (after
deducting, in each case,
the fee of the Depositary
for the surrender of a
Receipt, any expenses for
the account of the Owner
of such Receipt in ac-
cordance with the terms
and conditions of the
Deposit Agreement, and
any applicable taxes or
governmental charges).
At any time after the
expiration of one year
from the date of
termination, the
Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may
thereafter hold
uninvested the net
proceeds of any such
sale, together with any
other cash then held by
it thereunder,
unsegregated and without
liability for interest,
for the pro rata benefit
of the Owners who have
not theretofore
surrendered their
Receipts, such Owners
thereupon becoming
general creditors of the
Depositary with respect
to such net proceeds.
After making such sale,
the Depositary shall be
discharged from all
obligations under the
Deposit Agreement, except
to account for such net
proceeds and other cash
(after deducting, in each
case, the fee of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in ac-
cordance with the terms
and conditions of the
Deposit Agreement, and
any applicable taxes or
governmental charges) and
except for its
obligations under Section
5.8 of the Deposit
Agreement.  Upon the
termination of the
Deposit Agreement, the
Company shall be
discharged from all
obligations under the
Deposit Agreement except
for its obligations to
the Depositary with
respect to indemnifica-
tion, charges, and
expenses.

22.  COMPLIANCE WITH U.S.
SECURITIES LAWS.
	Notwithstanding any
terms of this Receipt or
the Deposit Agreement to
the contrary, the Company
and the Depositary have
each agreed that it will
not exercise any rights
it has  under the Deposit
Agreement or the Receipt
to prevent the withdrawal
or delivery of Deposited
Securities in a manner
which would  violate the
United States securities
laws, including, but not
limited to Section I A(1)
of the General
Instructions to the Form
F-6 Registration
Statement, as amended
from time to time, under
the Securities Act of
1933.



(ASSIGNMENT AND TRANSFER
SIGNATURE LINES)

NOTE:The signature to any
endorsement
hereon must
correspond with
the name as
written upon
the face of
this Receipt in
every
particular,
without
alteration or
enlargement or
any change
whatever.

If the endorsement be
executed by an
attorney, executor,
administrator,
trustee or guardian,
the person executing
the endorsement must
give his full title
in such capacity and
proper evidence of
authority to act in
such capacity, if
not on file with the
Depositary, must be
forwarded with this
Receipt.

All endorsements or
assignments of
Receipts must be
guaranteed by an
"eligible guarantor
institution"
(including, but not
limited to, a New
York Stock Exchange
member firm or
member of the
Clearing House of
the American Stock
Exchange Clearing
Corporation or by a
bank or trust
company having an
office or
correspondent in The
City of New York)
meeting the
requirements of the
Depositary, which
requirements on and
after October 26,
1992 will include
membership or
participation in
STAMP or such other
"signature guarantee
program" as may be
determined by the
Depositary in
addition to, or in
substitution for,
STAMP, all in
accordance with the
Securities Exchange
Act of 1934, as
amended.












- 1 -